Exhibit 10.70

REVOLVING PROMISSORY NOTE

$12,000,000	New York
July , 2003

FOR VALUE RECEIVED, IMPCO TECHNOLOGIES, INC., a Delaware corporation, having its principal place of business located at 16804 Gridley Place, Cerritos, California 90703 (the “Maker”), promises to pay to the order of LASALLE BUSINESS CREDIT, LLC, having an office at 135 South LaSalle Street, Chicago, Illinois 60603 (together with any other holder hereof, the “Lender”), on the Maturity Date hereinafter defined, or such earlier date as is provided for in the Loan Agreement hereinafter referred to, the lesser of: (a) the principal sum of TWELVE MILLION AND 00/100 DOLLARS ($12,000,000), or (ii) the aggregate amount of all Loans as shall be advanced from time to time by the Lender to the Borrower, pursuant to the terms of the Loan Agreement, together with interest on the unpaid principal hereof at the rate and in the manner provided in this Note and in the Loan Agreement.

This Note is one of the Notes referred to in the Loan and Security Agreement dated of event date herewith (as amended, modified or supplemented from time to time, the “Loan Agreement”) among the Maker, the Lender, as Agent and as a lender and the other lenders from time to time party thereto, is secured in the manner provided therein, may be prepaid only upon and subject to the terms and conditions thereof and is entitled to all of the benefits thereof. All capitalized terms used in this Note which are defined in the Loan Agreement and not otherwise defined herein, shall have the respective meanings ascribed thereto in the Loan Agreement.

Without limiting any provision contained in the Loan Agreement, each advance and each other amount outstanding under the Loan Agreement and this Note shall bear interest at a fluctuating rate of interest per annum equal to one percent (1%) above the Prime Rate, and be payable on the earliest of: (a) the first day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month, (b) the occurrence of an Event of Default in consequence of which the Lender elects to accelerate the maturity and payment of the Liabilities, or (c) termination of the Loan Agreement pursuant to the terms thereof. Upon and after the occurrence of an Event of Default and during the continuation thereof the principal amount of this Note shall bear interest at a rate per annum equal to the rate of interest then in effect plus two percent (2%), and shall be payable upon demand.

Unless accelerated or otherwise due and payable prior thereto in accordance with the terms of the Loan Agreement, the entire principal amount, interest accrued and unpaid, and all fees, costs, expenses, charges and other amounts due under the Loan Agreement, this Note and the Other Documents shall be due and payable in full on July     , 2006 (the “Maturity Date”).

All principal and interest shall be paid to Lender at the address provided in the Loan Agreement.

Upon the occurrence of any Event of Default, the Lender shall have all of its rights and remedies provided in the Loan Agreement and the Other Documents, including, without limitation, the right to declare the principal amount of and accrued interest on this Note to be declared immediately due and payable.

MAKER HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS NOTE, THE LOAN AGREEMENT, ANY OF THE OTHER AGREEMENTS IN CONNECTION WITH THE LOANS PROVIDED FOR HEREWITH, THE COLLATERAL, AND ANY OTHER MATTER OR CONDUCT WHICH, IN ANY WAY DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN MAKER AND LENDER.

Maker hereby waives demand, presentment, protest and notice of nonpayment. No extension of time for payment or delay in enforcement hereof nor any renewal of this Note or substitution or release of any collateral or mortgage or release of any party, with or without notice, shall release the obligation of any maker, guarantor, endorser or other accommodation party to the Lender of this Note, or shall operate as a waiver of any of the rights of the Lender of this Note, No delay by the Lender of this Note in the exercise of any right or remedy hereunder shall preclude other or further exercise thereof or the exercise of any right or remedy.

No provision of this Note may be changed, modified, amended, waived or released, unless it is in writing and signed by Maker and the Lender.

THE PROVISIONS OF THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS, INCLUDING, WITHOUT LIMITATION, THE LEGALITY OF THE INTEREST RATE AND OTHER CHARGES AND AMOUNTS DUE UNDER THIS NOTE AND THE LOAN AGREEMENT.

MAKER IRREVOCABLY AGREES THAT, SUBJECT TO LENDER’S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS NOTE, ANY OTHER AGREEMENTS CONTEMPLATED HEREBY OR RELATED HERETO, OR THE COLLATERAL THEREFOR SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF NEW YORK, STATE OF NEW YORK. MAKER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID CITY AND STATE. MAKER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST MAKER BY LENDER OR ANY LENDER IN ACCORDANCE HEREWITH.

It is the intent of the parties that the rate of interest and the other charges to Maker under this Note shall be lawful; therefore, if for any reason the interest or other charges payable under this Note are found by a court of competent jurisdiction, in a final determination, to exceed the limit which the Lenderr may lawfully charge Maker, then the obligation to pay interest and other charges shall automatically be reduced to such limit and if any amount in excess of such limit shall have been paid, then such amount shall treated as provided in the Loan Agreement.

As additional security for the Maker’s obligations hereunder, Maker grants to the Lender a lien, on, security interest in, and right of setoff against, all sums owed by the Lender in any capacity to the Maker and all property of the Maker in the possession of the Lender. Upon the occurrence of an Event of Default, to the extent permitted by and in addition to any other remedy provided by law, and regardless of the adequacy of any collateral or other means of obtaining repayment of the obligations evidenced hereby, the Lender shall have the right immediately and without notice or other act, and is specifically authorized hereby, to setoff against any of the Maker’s obligations under this Note any sum owed by the Lender in any capacity to the Maker, whether due or not, or any property of the Maker in the possession of the Lender, even if effecting such setoff results in a loss or reduction of interest to the Maker or the imposition of a penalty applicable to the early withdrawal of time deposits.

In case any one or more of the provisions contained in this Note, or any of the documents or agreements contemplated hereby, should be invalid, illegal or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

In the event that all or any part of any payments made to the Lender shall be rescinded, avoided or recovered from the Lender for any reason whatsoever, including, but not limited to, proceedings in connection with the insolvency or bankruptcy of the Maker or the paying party, the amount of such rescinded, avoided or recovered payment shall be added to the balance of this Note and all representations, warranties and covenants of the Maker shall remain in full force and effect and the Maker shall remain liable to the Lender for the mount of such rescinded, avoided or recovered payments in accordance with this Note.

The Maker will pay all expenses, including reasonable fees and expenses of legal counsel of the Lender and such other experts and consultants as the Lender shall deem appropriate, incurred in any and all dealings between the Maker and the Lender, including, without limitation, those incurred in connection with the preparation, administration, negotiation, amendment, modification, protection, enforcement and collection of this Note and all other agreements and instruments required hereunder or pertaining hereto, including, without limitation, the Loan Agreement and the Other Documents. All such expenses incurred by the Lender through the date hereof shall be paid by the Maker simultaneously with the execution hereof. All other such expenses shall be paid by the Maker on demand.

IN WITNESS WHEREOF, the Maker has executed this Note as of the day and year first above written.

Witnesseth:	MAKER:

IMPCO TECHNOLOGIES, INC.

By:
Name:
Title:

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